UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2013
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Guidewire Software, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 East Hillsdale Blvd., Suite 800
Foster City, CA 94404
(Address of principal executive offices, including zip code)

(650) 357-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 17, 2013, the board of directors (the “Board”) of Guidewire Software, Inc. (the “Company”) approved an amendment to Section 4.3 of Article IV of the Company's Amended and Restated Bylaws to provide that 50% of the members of a committee of the Board, including the chairperson of such committee, or a majority of the members of a committee of the Board shall constitute a quorum for purposes of transacting business at a meeting of such committee. The Amended and Restated Bylaws of the Company reflecting that amendment became effective immediately after approval by the Board and are filed with this report as Exhibit 3.1.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibits
3.1	Amended and Restated Bylaws of Guidewire Software, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 18, 2013

GUIDEWIRE SOFTWARE, INC.

By:	/s/ Karen Blasing
Karen Blasing
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
3.1	Amended and Restated Bylaws of Guidewire Software, Inc.